                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-42357 of Cardinal Health, Inc. on Form S-8 of our report dated December 15, 1995, appearing in this Annual Report on Form 11-K of the Cardinal Health, Inc. Profit Sharing and Retirement Savings Plan for the year ended June 30, 1995.



DELOITTE & TOUCHE LLP

Columbus, Ohio
December 26, 1995


                                      -16-